CONSENT OF MOORE STEPHENS

                                                                    EXHIBIT 23.2


                                                        Date:  12 June 1998



Flextronics International Limited,
2090 Fortune Drive,
San Jose,
CA 95131,
USA.

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File No. 333-42255) on Form S-8.





                                        /s/ MOORE STEPHENS
                                        ----------------------------------------
                                        Moore Stephens